                                PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant       [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [X]  Preliminary Proxy Statement
      [ ]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material pursuant to Section 240.14a-11(c) or
           Section 240.14a-12

                          AIR-CURE TECHNOLOGIES, INC.
                (Name of Registrant as specified in its Charter)


                          AIR-CURE TECHNOLOGIES, INC.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
      [X]  No fee required
      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

                 (1) Title of each class of securities to which the transaction applies:

                      -------------------------
                 (2) Aggregate number of securities to which the transaction applies:

                      -------------------------
                 (3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                      -------------------------
                 (4)  Proposed maximum aggregate value of transaction:

                      -------------------------
                 (5)  Total fee paid:

                      -------------------------


      [ ]  Fee paid previously with preliminary materials

      [ ] Check Box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 (1)  Amount previously paid:
                                             -----------------------------------
                 (2)  Form, Schedule or Registration Statement No.:
                                                                   -------------
                 (3)  Filing Party:
                                   ---------------------------------------------
                 (4)  Date Filed:
                                 -----------------------------------------------

                          AIR-CURE TECHNOLOGIES, INC.

                         2727 ALLEN PARKWAY, SUITE 760
                              HOUSTON, TEXAS 77019


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD MARCH 5, 1997

                      ------------------------------------

      Notice is hereby given that a special meeting of the stockholders of Air-Cure Technologies, Inc. (the "Company") will be held at the offices of the Company, 2727 Allen Parkway, Suite 760, Houston, Texas 77019, on Wednesday, March 5, 1997, at 11:00 a.m. central time, for the following purposes:

      1. To consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation to change the name of the Company to "ITEQ, Inc." and to increase the authorized shares of common stock, $.001 par value ("Common Stock"), to 40,000,000 shares from the 30,000,000 shares presently authorized; and

      2. To consider and act upon such other business as may properly be presented to the meeting.

      A record of stockholders has been taken as of the close of business on February 7, 1997, and only those stockholders of record on that date will be entitled to notice of and to vote at the meeting. A stockholders' list will be available at the offices of the Company commencing February 20, 1997, and may be inspected during normal business hours before the special meeting.

      If you do not expect to be present at the meeting, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY in the enclosed stamped envelope which has been provided for your convenience. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.

                                       By Order of the Board of Directors



                                       Lawrance W. McAfee,
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary

February 12, 1997

                          AIR-CURE TECHNOLOGIES, INC.
                         2727 ALLEN PARKWAY, SUITE 760
                              HOUSTON, TEXAS 77019

                                PROXY STATEMENT


      This Proxy Statement is being mailed to stockholders commencing on or about February 12, 1997, in connection with the solicitation by the board of directors of Air-Cure Technologies, Inc. (the "Company") of proxies to be voted at a special meeting of stockholders to be held in Houston, Texas on March 5, 1997, and at any adjournment thereof, for the purposes set forth in the accompanying notice. Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as the holders of the proxies. Proxies marked as abstaining on any matter to be acted on by the stockholders will be treated as present at the special meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. Any proxy on which no direction is specified will be voted for approval of an amendment to the Company's Restated Certificate of Incorporation to change the name of the Company to "ITEQ, Inc." and to increase the authorized shares of Common Stock to 40,000,000 shares from the 30,000,000 shares presently authorized. A stockholder may revoke a proxy by delivering to the Company written notice of revocation, delivering to the Company a proxy signed on a later date or voting in person at the special meeting.

      As of February 7, 1997, the record date for the determination of stockholders entitled to vote at the special meeting, there were ________ shares of the Common Stock outstanding. Each share of Common Stock entitles the holder to one vote on all matters presented at the meeting.

                           PROPOSED CHARTER AMENDMENT

      At the meeting, stockholders will be asked to approve an amendment (the "Amendment") to the Company's Restated Certificate of Incorporation which changes the name of the Company to "ITEQ, Inc." and increases the number of authorized shares of Common Stock of the Company to 40,000,000 shares from the 30,000,000 shares presently authorized.

      Name Change. In November 1996, the Company completed the acquisition of Ohmstede, Inc., the largest domestic manufacturer of custom-built shell and tube heat exchangers for the petroleum refining and petrochemical industries. The Company also provides a wide range of products and services in the air treatment, moving and processing industry. In order to better reflect that the Company's operations have become increasingly diversified, the board of directors has proposed that the name of the Company be changed to "ITEQ, Inc."

      Increased Share Authorization. As of February 7, 1997, there were __________ shares of the Company's Common Stock issued and outstanding, and
__________ shares reserved for future issuance upon exercise or conversion of the Company's outstanding warrants and options or under the Company's employee stock purchase plan. Thus, the Company has ________ uncommitted shares of Common Stock available for future issuance, and the board of directors believes this to be an insufficient number of shares for effecting possible future transactions, including, for example, stock dividends, stock splits, financing arrangements, or acquisitions by the Company of other businesses if favorable acquisitions were to become available. Except with respect to the shares of Common Stock which may be issued upon the exercise or conversion of the Company's outstanding warrants and options, the Company has no present plans for any particular issuance of additional shares of Common Stock.

      The additional shares of Common Stock authorized by the Amendment will be available for issuance at any time in the future without further stockholder approval, unless such approval were required by law, as in the case of consolidations and certain statutory mergers, or by the rules of the Nasdaq National Market System or other exchanges on which the Common Stock were to then be listed. In the absence of the additional authorization, significant future issuances could not be effected without the expense and delay associated with further action by stockholders.

      Under certain circumstances, an increase in the number of authorized shares of Common Stock can provide corporate management with a means to discourage a change of control, such as through the issuance to stockholders of rights to purchase additional shares of Common Stock at prices below the then current market price. As in the case of other types of issuances, those intended to prevent or to discourage changes of control could be accomplished without further stockholder approval. However, the board of directors has no present intention of using the additional shares proposed to be authorized for such a purpose and is not aware that any takeover or similar action is contemplated.

APPROVAL

      Approval of the Amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting. The board of directors recommends a vote FOR approval of the Amendment to the Company's Restated Certificate of Incorporation.

      Abstentions and broker non-votes with respect to the Amendment will have the effect of voting against the Amendment.

OTHER MATTERS

      The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone.

      The persons designated to vote shares covered by proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the meeting.

                                       By Order of the Board of Directors



                                       Lawrance W. McAfee,
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary

February 12, 1997

             PROXY                         Air-Cure Technologies, Inc.
                                          2727 Allen Parkway, Suite 760
                                              Houston, Texas 77019




   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING
                  OF STOCKHOLDERS TO BE HELD ON MARCH 5, 1997

         The undersigned stockholder of Air-Cure Technologies, Inc. (the "Company") hereby appoints each of Mark E. Johnson and Lawrance W. McAfee attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders of the Company to be held at the offices of the Company, 2727 Allen Parkway, Suite 760, Houston, Texas 77019, on March 5, 1997, at 11:00 a.m., central time, and at any adjournments of said meeting, all of the shares of Common Stock which the undersigned may be entitled to vote.

1.       APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
         INCORPORATION:

         [ ]   FOR           [ ]   AGAINST            [ ]   ABSTAIN



                            CONTINUED ON OTHER SIDE

                           CONTINUED FROM OTHER SIDE

2. In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies regarding such matters heretofore given by the undersigned.

The board of directors recommends a vote FOR the approval of the Amendment to the Company's Restated Certificate of Incorporation. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished herewith.

                                Dated                            , 1997
                                      ---------------------------

                                ---------------------------------------
                                        Stockholder's Signature

                                ---------------------------------------
                                        Stockholder's Signature

                                 Signature should agree with name printed hereon. If Stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

                PLEASE SIGN AND RETURN IN THE ENVELOPE ENCLOSED